Exhibit 32.2

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Henry Lo, Chief Financial Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

(1) The Company's quarterly report on Form 10-QSB for the quarter ended January 31, 2005 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                                     /s/ Henry Lo
(Registrant)                                      ------------------------------
                                                  Henry Lo
                                                  Chief Financial Officer

Dated: March 17, 2005